THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2016)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE JOINT LIFE

Unless otherwise noted below, effective as of the first business day in 2017 this Supplement amends certain information contained in the Prospectus referenced above.

The following row in the Transaction Fees table in the “Fee and Expense Tables” section of the Prospectus is replaced as follows:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Maximum Guaranteed Charge
Federal Deferred Acquisition Cost Charge[2]	Upon each Premium Payment	1.00% of premium paid prior to the Policy Anniversary in 2017. 0.85% of subsequent premiums[1]	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)

The following row in the Periodic Charges (Other than Portfolio Operating Expenses) table in the “Fee and Expense Tables” section of the Prospectus is replaced as follows:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Administrative Charge	Monthly, on each Monthly Processing Date	For Policies that have passed their 2017 Policy Anniversary: $8 (monthly) For Policies that have not passed their 2017 Policy Anniversary: $7 (monthly)	$8 (monthly)

The “Annual Portfolio Operating Expenses” section of the Prospectus is amended to read as follows:

	Minimum	Maximum

Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.38%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.30%

Effective as of March 31, 2017, in the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following is amended to read as follows:

Portfolio	Investment Objective	Sub-adviser
Emerging Markets Portfolio	Capital appreciation	Aberdeen Asset Managers Limited

The second paragraph of the “Charges and Expenses” section is hereby replaced in its entirety with the following:

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00% against each Premium Payment paid prior to the Policy Anniversary in 2017, and 0.85% against subsequent Premium Payments to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The Premium Tax Charge and the Federal Deferred Acquisition Cost Charge may each vary in amount.

The fifth paragraph in the Charges Against the Policy Value subsection of the “Charges and Expenses” section is hereby replaced in their entirety with the following:

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $8 monthly. If the Policy has passed the 2017 Policy Anniversary, this charge is $8 monthly. If the Policy has not passed the 2017 Policy Anniversary, this charge is $7 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

The Expenses of the Portfolios subsection of the “Charges and Expenses” section is hereby replaced with the following:

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. For certain Portfolios, certain expenses were reimbursed or fees waived during 2015. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.30%. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 13, 2016.